Second Quarter 2007 Earnings Conference Call July 27, 2007 Exhibit 99.2

Table of Contents Presenters Patrick J. Moore, Chairman and Chief Executive Officer Steven J. Klinger, President and Chief Operating Officer Charles A. Hinrichs, Senior Vice President and Chief Financial Officer Agenda Earnings summary Operations review Financial review Q&A

2Q 07 Earnings Summary $0.06 Adjusted Net Income Per Share ($0.02) $0.06 $0.01 $0.08 $0.01 ($0.02) ($0.04) ($0.02) $0.00 $0.02 $0.04 $0.06 $0.08 $0.10 Net Loss Per Diluted Share FX Restructuring Debt Extinguishment PY Tax Matter Adjusted Net Income Per Diluted Share

2Q 07 Earnings Summary Improved Earnings Earnings up both Y/Y and sequentially Strategic approach to market Strong global market Focus on margin improvement Increased mill production Higher shipments Lower roll stock inventories Incremental strategic initiative benefits Accelerated mill closures Asset sales helped fund capital investment On track to achieve 2007 savings target Adjusted Net Income Per Diluted Share $0.06 ($0.04) ($0.09) ($0.10) ($0.08) ($0.06) ($0.04) ($0.02) $0.00 $0.02 $0.04 $0.06 $0.08 $0.10 2Q 06 1Q 07 2Q 07

Operations Review Improved Operating Performance ($ in Millions) Operating Profits Operating profits up $60 million from 1Q 07 Higher prices across all products from 1Q Domestic liner up $3/tn; export up $11/tn Boxes improved $7/tn Shipments up from 1Q on major products Continued strong export board market Per day box shipments up nearly 1% Per day box shipments down 6.7% Y/Y 5.0%: closures/exiting unprofitable accts 1.7%: market related Containerboard production up 2% from 1Q Roll stock inventories near all time lows Savings from strategic initiatives * $140 $102 $162 $0 $25 $50 $75 $100 $125 $150 $175 $200 2Q 06 1Q 07 2Q 07

Operations Review Strategic Initiatives Remain On Track Accelerating mill realignment Closed 2 medium mills in 2Q Sale of water rights and emissions credits Jacksonville machine restarted in July Improving box plant productivity Closed 7 plants in 2Q, 26 program-to-date Capital of $110 million since initiative inception Operational excellence Improved productivity: Corrugation up 8% Converting up 12% Reducing cost to serve customers Headcount Reduction 400 2Q; 1,100 YTD; 4,700 initiative to date Cumulative Converting Plant Closures 0 5 10 15 20 25 30 4Q 05 1Q 06 2Q 06 3Q 06 4Q 06 1Q 07 2Q 07

Financial Review Improved EBITDA & Incremental Initiative Benefits ($ in Millions) Initiative benefits are illustrated net of execution and transitional costs (materials, maintenance, etc.) Initiative cost baseline = YTD 3Q 05 actual costs annualized . $13 Improved Adjusted EBITDA Strategic Initiatives Benefit vs. 2005 Baseline $14 2006 2007 $49 $5 Energy $20 Benefits $11 Production $8 Maintenance $7 $86 $420 $99 $185 $243 $240 $0 $100 $200 $300 $400 $500 $600 1Q 2Q 3Q 4Q Total Quarterly Benefits Annual Cumulative Benefits Annual Target $135 $206 $0 $50 $100 $150 $200 $250 1Q 07 Price & Shipments Inflation Timing Initiative 2Q 07

Financial Review Other Financial Matters ($ in Millions) Other expense down $23 from 1Q 07 Capital Expenditures: $75 in 2Q 07; estimate $375 in FY 07 Asset sale proceeds of $35 million in 2Q 07 Accounting & disclosure changes Reclamation combined with Containerboard & Corrugated Containers Accounting for income taxes on non-cash foreign exchange translation adjustments

Factors contributing to sequentially improving results Operations Higher mill and container volumes 60-70K tons additional mill production (1 add’l production day, less maintenance) Continued focus on pricing and margin improvement Modestly higher average fiber prices Incremental initiative benefits Lower energy usage 2Q 07 nonrecurring benefit of $0.02-$0.03/sh not expected in 3Q 07 Financial Review Expect Modest 3Q 07 Profit Improvement (exclusive of market price change)

Conclusion Smurfit-Stone’s goal is be the safest & most profitable company in its industry. Strong second quarter earnings improvement Higher average prices Increased shipments Incremental initiative benefits Positive momentum Improving market conditions conducive to further price improvement Improved financial performance Increased shareholder value

Q&A Safe Harbor This presentation contains statements relating to future results, which are forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to changes in general economic conditions, pricing pressures in key product lines, seasonality and higher recycled fiber and energy costs, as well as other risks and uncertainties described in the company’s Annual Report on Form 10-K for the year ended December 31, 2006, as updated from time to time in the company’s Securities and Exchange Commission filings. Statements Relating to Non-U.S. GAAP Financial Measures During the course of this presentation, certain non-U.S. GAAP financial information will be presented. A reconciliation of that information to U.S. GAAP financial measures and additional disclosure regarding our use of non-GAAP financial measures are included in the company’s second quarter 2007 earnings press release available on the company’s website at www.smurfit-stone.com Investor Relations Contacts John Haudrich (314) 656-5375 Brian Peura (314) 656-5696

Appendix

Appendix A Other Expense ($ in Millions) Other Expense 1Q 2Q Year-To-Date 1Q 2Q 3Q 4Q Total Gain on sale of fixed assets - $ - $ - $ (23) $ (1) $ - $ - $ (24) $ Loss on early extinguishment of debt 23 5 28 - 28 - - 28 Foreign currency translation (gain) loss 5 20 25 (2) 14 - (13) (1) Restructuring charges. 24 10 34 9 13 13 8 43 52 35 87 7 55 13 (5) 70 Energy/hedge (1) 2 1 8 6 8 (3) 19 Other 19 10 29 14 11 14 10 49 Other, net 18 12 30 22 17 22 7 68 Other expense. 70 $ 47 $ 117 $ 6 $ 71 $ 35 $ 2 $ 114 $ 2007 2006

Appendix B Strategic Initiative Measures Measure 2Q 07 Cum. Mill closures 2 4 Rollstock inventory reductions 0.5% 22.0% Plant closures 7 26 Headcount reduction (excluding sale of Consumer Pkging) 400/1.8% 4,700/17.6%